Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2008

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
RiverSource Asset Management Products	15
Threadneedle Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
RiverSource Mutual Fund Performance and Lipper Ranking	35
Exhibit B
Reconciliation Tables	42
Return on Equity	43
Exhibit C
Disclosed Items	45
Exhibit D
Prior Statistical Supplement Reconciliation Tables	49

Statistical Supplement Package

(unaudited)

First Quarter 2008

Consolidated Results

Ameriprise Financial, Inc.

Highlights

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	5.5%	5.6%	12.1%	8.4%	2.9%	5.5%	2.9%	(2.6)%		(2.6)%		(5.5)%
Adjusted return on equity: Target 12 - 15% (1)	12.2%	12.5%	12.4%	12.6%	12.2%	12.2%	12.2%	—		—		(0.4)%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	20.0%	24.1%	5.3%	13.7%	(8.9)%	20.0%	(8.9)%	(28.9)%		(28.9)%		(22.6)%

Margins
Net income margin	8.1%	9.2%	9.1%	11.0%	9.2%	8.1%	9.2%	1.1%		1.1%		(1.8)%
Adjusted pretax margin (1)	14.8%	14.4%	12.8%	15.8%	9.3%	14.8%	9.3%	(5.5)%		(5.5)%		(6.5)%
Adjusted earnings margin (1)	10.9%	11.1%	10.9%	11.8%	9.2%	10.9%	9.2%	(1.7)%		(1.7)%		(2.6)%

Earnings Per Share
Basic earnings per share	$0.69	$0.83	$0.84	$1.10	$0.84	$0.69	$0.84	$0.15	22%	$0.15	22%	$(0.26)	(24)%

Diluted earnings per share	$0.68	$0.81	$0.83	$1.08	$0.82	$0.68	$0.82	$0.14	21%	$0.14	21%	$(0.26)	(24)%
Separation costs, after-tax	0.22	0.17	0.16	0.08	—	0.22	—	(0.22)	#	(0.22)	#	(0.08)	#
Adjusted diluted earnings per share	$0.90	$0.98	$0.99	$1.16	$0.82	$0.90	$0.82	$(0.08)	(9)%	$(0.08)	(9)%	$(0.34)	(29)%

Share Information
Total common outstanding	236.6	235.3	232.4	227.7	223.4	236.6	223.4	(13.2)	(6)%	(13.2)	(6)%	(4.3)	(2)%
Nonforfeitable restricted stock units	1.9	1.3	1.3	1.4	2.6	1.9	2.6	0.7	37%	0.7	37%	1.2	86%
Total potentially dilutive	3.2	3.8	3.9	3.9	2.8	3.2	2.8	(0.4)	(13)%	(0.4)	(13)%	(1.1)	(28)%
Total diluted shares	241.7	240.4	237.6	233.0	228.8	241.7	228.8	(12.9)	(5)%	(12.9)	(5)%	(4.2)	(2)%

Weighted average common shares outstanding
Basic	240.7	237.4	235.4	231.4	228.4	240.7	228.4	(12.3)	(5)%	(12.3)	(5)%	(3.0)	(1)%
Diluted	244.1	241.0	239.2	235.4	231.5	244.1	231.5	(12.6)	(5)%	(12.6)	(5)%	(3.9)	(2)%

Metrics
Equity	$7,731	$7,600	$7,758	$7,810	$7,581	$7,731	$7,581	$(150)	(2)%	$(150)	(2)%	$(229)	(3)%
Total client assets	278,722	292,271	297,856	293,899	275,958	278,722	275,958	(2,764)	(1)%	(2,764)	(1)%	(17,941)	(6)%
Total advisor cash sales	$11,467	$13,047	$10,342	$9,111	$8,845	$11,467	$8,845	$(2,622)	(23)%	$(2,622)	(23)%	$(266)	(3)%
Total financial advisors	12,342	12,076	12,003	11,824	11,609	12,342	11,609	(733)	(6)%	(733)	(6)%	(215)	(2)%
Net revenue per financial advisor (in thousands)	$73	$83	$79	$80	$81	$73	$81	$8	11%	$8	11%	$1	1%

Owned, Managed, and Administered Assets (in billions)
Owned	$35.8	$38.5	$39.6	$39.6	$36.8	$35.8	$36.8	$1.0	3%	$1.0	3%	$(2.8)	(7)%
Managed
External clients	305.3	310.5	315.4	307.0	287.2	305.3	287.2	(18.1)	(6)%	(18.1)	(6)%	(19.8)	(6)%
Owned	62.7	62.7	63.4	62.6	60.9	62.7	60.9	(1.8)	(3)%	(1.8)	(3)%	(1.7)	(3)%
Total managed	368.0	373.2	378.8	369.6	348.1	368.0	348.1	(19.9)	(5)%	(19.9)	(5)%	(21.5)	(6)%
Administered	70.3	72.5	73.5	71.0	65.8	70.3	65.8	(4.5)	(6)%	(4.5)	(6)%	(5.2)	(7)%
Total OMA assets	$474.1	$484.2	$491.9	$480.2	$450.7	$474.1	$450.7	$(23.4)	(5)%	$(23.4)	(5)%	$(29.5)	(6)%

Dividends paid	$27	$36	$35	$35	$34	$27	$34	$7	26%	$7	26%	$(1)	(3)%
Common stock share repurchases	$352	$142	$171	$283	$270	$352	$270	$(82)	(23)%	$(82)	(23)%	$(13)	(5)%

Debt to total capital	22.5%	22.6%	22.2%	20.5%	21.0%	22.5%	21.0%	(1.5)%		(1.5)%		0.5%
Debt to total capital excluding non-recourse debt	20.6%	20.8%	20.5%	20.4%	20.9%	20.6%	20.9%	0.3%		0.3%		0.5%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.7%	16.9%	16.7%	16.6%	17.0%	16.7%	17.0%	0.3%		0.3%		0.4%

(1)                       See non-GAAP Financial Information.

#                      Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$906	$1,007	$953	$947	$936	$906	$936	$30	3%	$30	3%	$(11)	(1)%
Asset Management	411	449	410	492	355	411	355	(56)	(14)%	(56)	(14)%	(137)	(28)%
Annuities	526	520	619	639	564	526	564	38	7%	38	7%	(75)	(12)%
Protection	481	485	495	524	492	481	492	11	2%	11	2%	(32)	(6)%
Corporate & Other	14	—	(6)	16	9	14	9	(5)	(36)%	(5)	(36)%	(7)	(44)%
Eliminations	(311)	(323)	(301)	(299)	(270)	(311)	(270)	41	13%	41	13%	29	10%
Total net revenues	2,027	2,138	2,170	2,319	2,086	2,027	2,086	59	3%	59	3%	(233)	(10)%

Expenses
Advice & Wealth Management	850	906	859	913	872	850	872	22	3%	22	3%	(41)	(4)%
Asset Management	365	368	338	384	337	365	337	(28)	(8)%	(28)	(8)%	(47)	(12)%
Annuities	408	434	528	511	522	408	522	114	28%	114	28%	11	2%
Protection	361	367	402	370	390	361	390	29	8%	29	8%	20	5%
Corporate & Other	53	78	67	74	40	53	40	(13)	(25)%	(13)	(25)%	(34)	(46)%
Eliminations	(311)	(323)	(301)	(299)	(270)	(311)	(270)	41	13%	41	13%	29	10%
Total expenses before separation costs	1,726	1,830	1,893	1,953	1,891	1,726	1,891	165	10%	165	10%	(62)	(3)%

Separation Costs
Corporate & Other	85	63	60	28	—	85	—	(85)	#	(85)	#	(28)	#

Pretax Segment Income (Loss)
Advice & Wealth Management	56	101	94	34	64	56	64	8	14%	8	14%	30	88%
Asset Management	46	81	72	108	18	46	18	(28)	(61)%	(28)	(61)%	(90)	(83)%
Annuities	118	86	91	128	42	118	42	(76)	(64)%	(76)	(64)%	(86)	(67)%
Protection	120	118	93	154	102	120	102	(18)	(15)%	(18)	(15)%	(52)	(34)%
Corporate & Other	(124)	(141)	(133)	(86)	(31)	(124)	(31)	93	75%	93	75%	55	64%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Total pretax segment income	$216	$245	$217	$338	$195	$216	$195	$(21)	(10)%	$(21)	(10)%	$(143)	(42)%

Pretax Income Margin
Advice & Wealth Management	6.2%	10.0%	9.9%	3.6%	6.8%	6.2%	6.8%	0.7%		0.7%		3.2%
Asset Management	11.2%	18.0%	17.6%	22.0%	5.1%	11.2%	5.1%	(6.1)%		(6.1)%		(16.9)%
Annuities	22.4%	16.5%	14.7%	20.0%	7.4%	22.4%	7.4%	(15.0)%		(15.0)%		(12.6)%
Protection	24.9%	24.3%	18.8%	29.4%	20.7%	24.9%	20.7%	(4.2)%		(4.2)%		(8.7)%
Ameriprise Financial, Inc.	10.7%	11.5%	10.0%	14.6%	9.3%	10.7%	9.3%	(1.4)%		(1.4)%		(5.3)%

Allocated Equity
Advice & Wealth Management	$959	$952	$942	$930	$928	$959	$928	$(31)	(3)%	$(31)	(3)%	$(2)	—
Asset Management	863	865	862	878	847	863	847	(16)	(2)%	(16)	(2)%	(31)	(4)%
Annuities	2,292	2,151	2,128	2,100	2,005	2,292	2,005	(287)	(13)%	(287)	(13)%	(95)	(5)%
Protection	2,174	2,145	2,308	2,318	2,358	2,174	2,358	184	8%	184	8%	40	2%
Corporate & Other	1,586	1,842	1,767	1,751	1,730	1,586	1,730	144	9%	144	9%	(21)	(1)%
Total allocated equity	$7,874	$7,955	$8,007	$7,977	$7,868	$7,874	$7,868	$(6)	—	$(6)	—	$(109)	(1)%

Pretax Return on Allocated Equity
Advice & Wealth Management	22.4%	26.3%	30.1%	30.0%	31.1%	22.4%	31.1%	8.7%		8.7%		1.1%
Asset Management	29.4%	29.7%	31.9%	35.4%	32.3%	29.4%	32.3%	2.9%		2.9%		(3.1)%
Annuities	18.2%	18.8%	19.2%	19.1%	16.3%	18.2%	16.3%	(1.9)%		(1.9)%		(2.8)%
Protection	22.1%	23.1%	20.2%	21.8%	20.7%	22.1%	20.7%	(1.4)%		(1.4)%		(1.1)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$722	$788	$798	$930	$791	$722	$791	$69	10%	$69	10%	$(139)	(15)%
Distribution fees	418	494	435	415	433	418	433	15	4%	15	4%	18	4%
Net investment income	532	501	565	524	460	532	460	(72)	(14)%	(72)	(14)%	(64)	(12)%
Premiums	257	266	269	271	265	257	265	8	3%	8	3%	(6)	(2)%
Other revenues	167	164	165	228	157	167	157	(10)	(6)%	(10)	(6)%	(71)	(31)%
Total revenues	2,096	2,213	2,232	2,368	2,106	2,096	2,106	10	—	10	—	(262)	(11)%
Banking and deposit interest expense	69	75	62	49	20	69	20	(49)	(71)%	(49)	(71)%	(29)	(59)%
Total net revenues	2,027	2,138	2,170	2,319	2,086	2,027	2,086	59	3%	59	3%	(233)	(10)%

Expenses
Distribution expenses	478	533	519	527	541	478	541	63	13%	63	13%	14	3%
Interest credited to fixed accounts	217	224	214	195	178	217	178	(39)	(18)%	(39)	(18)%	(17)	(9)%
Benefits, claims, losses and settlement expenses	251	264	417	342	407	251	407	156	62%	156	62%	65	19%
Amortization of deferred acquisition costs	134	125	128	164	154	134	154	20	15%	20	15%	(10)	(6)%
Interest and debt expense	29	29	27	27	26	29	26	(3)	(10)%	(3)	(10)%	(1)	(4)%
Separation costs	85	63	60	28	—	85	—	(85)	#	(85)	#	(28)	#
General and administrative expense	617	655	588	698	585	617	585	(32)	(5)%	(32)	(5)%	(113)	(16)%
Total expenses	1,811	1,893	1,953	1,981	1,891	1,811	1,891	80	4%	80	4%	(90)	(5)%

Pretax income	216	245	217	338	195	216	195	(21)	(10)%	(21)	(10)%	(143)	(42)%
Income tax provision	51	49	19	83	4	51	4	(47)	(92)%	(47)	(92)%	(79)	(95)%
Net income	$165	$196	$198	$255	$191	$165	$191	$26	16%	$26	16%	$(64)	(25)%

Adjusted Earnings Reconciliation (1)
Net income	$165	$196	$198	$255	$191	$165	$191	$26	16%	$26	16%	$(64)	(25)%
Separation costs, after-tax (2)	55	41	39	19	—	55	—	(55)	#	(55)	#	(19)	#
Adjusted earnings	$220	$237	$237	$274	$191	$220	$191	$(29)	(13)%	$(29)	(13)%	$(83)	(30)%

(1) See non-GAAP Financial Information.

(2) In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Income Statement Metrics
Pretax income margin	10.7%	11.5%	10.0%	14.6%	9.3%	10.7%	9.3%	(1.4)%		(1.4)%		(5.3)%
Net income margin	8.1%	9.2%	9.1%	11.0%	9.2%	8.1%	9.2%	1.1%		1.1%		(1.8)%
Adjusted pretax margin (1)	14.8%	14.4%	12.8%	15.8%	9.3%	14.8%	9.3%	(5.5)%		(5.5)%		(6.5)%
Adjusted earnings margin (1)	10.9%	11.1%	10.9%	11.8%	9.2%	10.9%	9.2%	(1.7)%		(1.7)%		(2.6)%

Net Investment Income
Investment income on fixed maturities	$484	$461	$444	$441	$418	$484	$418	$(66)	(14)%	$(66)	(14)%	$(23)	(5)%
Realized gains (losses)	9	2	15	18	(24)	9	(24)	(33)	#	(33)	#	(42)	#
Hedges related to certificate deposits	2	9	5	(10)	(27)	2	(27)	(29)	#	(29)	#	(17)	#
Hedges related to interest credited	(1)	9	2	(7)	(17)	(1)	(17)	(16)	#	(16)	#	(10)	#
Hedges related to variable annuities benefits	(4)	(24)	57	66	103	(4)	103	107	#	107	#	37	56%
Affordable housing amortization	(8)	(9)	(7)	(8)	(7)	(8)	(7)	1	13%	1	13%	1	13%
Other (including seed money)	50	53	49	24	14	50	14	(36)	(72)%	(36)	(72)%	(10)	(42)%
Total net investment income	$532	$501	$565	$524	$460	$532	$460	$(72)	(14)%	$(72)	(14)%	$(64)	(12)%

Other Information
Net revenue growth: Target 6 - 8%	5.5%	5.6%	12.1%	8.4%	2.9%	5.5%	2.9%	(2.6)%		(2.6)%		(5.5)%
Adjusted return on equity: Target 12 - 15% (1)	12.2%	12.5%	12.4%	12.6%	12.2%	12.2%	12.2%	—		—		(0.4)%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	20.0%	24.1%	5.3%	13.7%	(8.9)%	20.0%	(8.9)%	(28.9)%		(28.9)%		(22.6)%
Goodwill and intangible assets	$868	$873	$878	$863	$857	$868	$857	$(11)	(1)%	$(11)	(1)%	$(6)	(1)%
Dividends paid	27	36	35	35	34	27	34	7	26%	7	26%	(1)	(3)%
Common stock share repurchases	$352	$142	$171	$283	$270	$352	$270	$(82)	(23)%	$(82)	(23)%	$(13)	(5)%
Return on equity	8.6%	9.2%	9.4%	10.5%	10.9%	8.6%	10.9%	2.3%		2.3%		0.4%

Owned, Managed and Administered Assets (in billions)
Owned	$35.8	$38.5	$39.6	$39.6	$36.8	$35.8	$36.8	$1.0	3%	$1.0	3%	$(2.8)	(7)%
Managed
External clients	305.3	310.5	315.4	307.0	287.2	305.3	287.2	(18.1)	(6)%	(18.1)	(6)%	(19.8)	(6)%
Owned	62.7	62.7	63.4	62.6	60.9	62.7	60.9	(1.8)	(3)%	(1.8)	(3)%	(1.7)	(3)%
Total managed	368.0	373.2	378.8	369.6	348.1	368.0	348.1	(19.9)	(5)%	(19.9)	(5)%	(21.5)	(6)%
Administered	70.3	72.5	73.5	71.0	65.8	70.3	65.8	(4.5)	(6)%	(4.5)	(6)%	(5.2)	(7)%
Total OMA assets	$474.1	$484.2	$491.9	$480.2	$450.7	$474.1	$450.7	$(23.4)	(5)%	$(23.4)	(5)%	$(29.5)	(6)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except earnings per share amounts)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings per share	$0.69	$0.83	$0.84	$1.10	$0.84	$0.69	$0.84	$0.15	23%	$0.15	22%	$(0.26)	(24)%

Earnings per diluted share
Earnings per diluted share	$0.68	$0.81	$0.83	$1.08	$0.82	$0.68	$0.82	$0.14	21%	$0.14	21%	$(0.26)	(24)%
Separation costs, after-tax	0.22	0.17	0.16	0.08	—	0.22	—	(0.22)	#	(0.22)	#	(0.08)	#
Adjusted earnings per diluted share (1)	$0.90	$0.98	$0.99	$1.16	$0.82	$0.90	$0.82	$(0.08)	(9)%	$(0.08)	(9)%	$(0.34)	(29)%

Basic Shares
Common shares
Beginning balance	241.4	236.6	235.3	232.4	227.7	241.4	227.7	(13.7)	(6)%	(13.7)	(6)%	(4.7)	(2)%
Repurchases	(5.9)	(2.3)	(2.9)	(4.8)	(5.2)	(5.9)	(5.2)	0.7	12%	0.7	12%	(0.4)	(8)%
Issuances	1.5	1.2	0.1	0.2	1.3	1.5	1.3	(0.2)	(13)%	(0.2)	(13)%	1.1	#
Other	(0.4)	(0.2)	(0.1)	(0.1)	(0.4)	(0.4)	(0.4)	—	—	—	—	(0.3)	#
Total common outstanding	236.6	235.3	232.4	227.7	223.4	236.6	223.4	(13.2)	(6)%	(13.2)	(6)%	(4.3)	(2)%

Total common outstanding	236.6	235.3	232.4	227.7	223.4	236.6	223.4	(13.2)	(6)%	(13.2)	(6)%	(4.3)	(2)%
Nonforfeitable restricted stock units	1.9	1.3	1.3	1.4	2.6	1.9	2.6	0.7	37%	0.7	37%	1.2	86%
Total basic common shares	238.5	236.6	233.7	229.1	226.0	238.5	226.0	(12.5)	(5)%	(12.5)	(5)%	(3.1)	(1)%
Total potentially dilutive	3.2	3.8	3.9	3.9	2.8	3.2	2.8	(0.4)	(13)%	(0.4)	(13)%	(1.1)	(28)%
Total diluted shares	241.7	240.4	237.6	233.0	228.8	241.7	228.8	(12.9)	(5)%	(12.9)	(5)%	(4.2)	(2)%

Weighted average common shares outstanding:
Basic	240.7	237.4	235.4	231.4	228.4	240.7	228.4	(12.3)	(5)%	(12.3)	(5)%	(3.0)	(1)%
Diluted	244.1	241.0	239.2	235.4	231.5	244.1	231.5	(12.6)	(5)%	(12.6)	(5)%	(3.9)	(2)%

Book Value
Equity - end of period	$7,731	$7,600	$7,758	$7,810	$7,581	$7,731	$7,581	$(150)	(2)%	$(150)	(2)%	$(229)	(3)%
Average equity - 5 point	7,597	7,649	7,753	7,765	7,696	7,597	7,696	99	1%	99	1%	(69)	(1)%
Book Value per Share	$32.42	$32.12	$33.20	$34.09	$33.54	$32.42	$33.54	$1.13	3%	$1.13	3%	$(0.55)	(2)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2008

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$306	$327	$348	$369	$367	$306	$367	$61	20%	$61	20%	$(2)	(1)%
Distribution fees	540	620	541	517	517	540	517	(23)	(4)%	(23)	(4)%	—	—
Net investment income	108	112	101	84	52	108	52	(56)	(52)%	(56)	(52)%	(32)	(38)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	16	18	21	21	20	16	20	4	25%	4	25%	(1)	(5)%
Total revenues	970	1,077	1,011	991	956	970	956	(14)	(1)%	(14)	(1)%	(35)	(4)%
Banking and deposit interest expense	64	70	58	44	20	64	20	(44)	(69)%	(44)	(69)%	(24)	(55)%
Total net revenues	906	1,007	953	947	936	906	936	30	3%	30	3%	(11)	(1)%

Expenses
Distribution expenses	562	615	585	587	585	562	585	23	4%	23	4%	(2)	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	288	291	274	326	287	288	287	(1)	—	(1)	—	(39)	(12)%
Total expenses	850	906	859	913	872	850	872	22	3%	22	3%	(41)	(4)%
Pretax income	$56	$101	$94	$34	$64	$56	$64	$8	14%	$8	14%	$30	88%

Income Statement Metrics
Pretax income margin	6.2%	10.0%	9.9%	3.6%	6.8%	6.2%	6.8%	0.7%		0.7%		3.2%

Net Investment Income
Investment income on fixed maturities	$74	$69	$64	$67	$62	$74	$62	$(12)	(16)%	$(12)	(16)%	$(5)	(7)%
Realized gains (losses)	—	(1)	—	—	—	—	—	—	—	—	—	—	—
Hedges related to certificate deposits	2	9	5	(10)	(27)	2	(27)	(29)	#	(29)	#	(17)	#
Other (including seed money)	32	35	32	27	17	32	17	(15)	(47)%	(15)	(47)%	(10)	(37)%
Total net investment income	$108	$112	$101	$84	$52	$108	$52	$(56)	(52)%	$(56)	(52)%	$(32)	(38)%

Balance Sheet Metrics
Allocated equity	$959	$952	$942	$930	$928	$959	$928	$(31)	(3)%	$(31)	(3)%	$(2)	—
Pretax return on allocated equity	22.4%	26.3%	30.1%	30.0%	31.1%	22.4%	31.1%	8.7%		8.7%		1.1%
On-balance sheet deposits	$6,323	$5,916	$5,887	$6,011	$6,183	$6,323	$6,183	$(140)	(2)%	$(140)	(2)%	$172	3%

Financial Plans
Branded financial plan net cash sales	$55	$50	$44	$53	$53	$55	$53	$(2)	(4)%	$(2)	(4)%	$—	—
Financial planning penetration	45%	45%	45%	45%	46%	45%	46%	1%		1%		1%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,987	2,731	2,541	2,453	2,193	2,987	2,193	(794)	(27)%	(794)	(27)%	(260)	(11)%
Franchisee advisors	7,611	7,642	7,712	7,757	7,809	7,611	7,809	198	3%	198	3%	52	1%
Total branded financial advisors	10,598	10,373	10,253	10,210	10,002	10,598	10,002	(596)	(6)%	(596)	(6)%	(208)	(2)%
SAI independent advisors	1,744	1,703	1,750	1,614	1,607	1,744	1,607	(137)	(8)%	(137)	(8)%	(7)	—
Total financial advisors	12,342	12,076	12,003	11,824	11,609	12,342	11,609	(733)	(6)%	(733)	(6)%	(215)	(2)%

Net revenue per financial advisor (in thousands) (1)	$73	$83	$79	$80	$81	$73	$81	$8	11%	$8	11%	$1	1%

Advisor Retention
Employee	63.1%	62.2%	61.0%	58.9%	59.1%	63.1%	59.1%	(4.0)%		(4.0)%		0.2%
Franchisee	93.1%	93.2%	93.3%	93.2%	93.7%	93.1%	93.7%	0.6%		0.6%		0.5%

Product Information
Certificates and Banking - Combined
Pretax income	$2	$(2)	$3	$(8)	$(5)	$2	$(5)	$(7)	#	$(7)	#	$3	38%
Allocated equity	$409	$389	$375	$367	$376	$409	$376	$(33)	(8)%	$(33)	(8)%	$9	2%
Pretax return on allocated equity	5.0%	1.8%	0.5%	(1.3)%	(3.1)%	5.0%	(3.1)%	(8.1)%		(8.1)%		(1.8)%

Wealth Management & Distribution
Pretax income	$54	$103	$91	$42	$69	$54	$69	$15	28%	$15	28%	$27	64%
Allocated equity	$550	$563	$567	$563	$552	$550	$552	$2	—	$2	—	$(11)	(2)%
Pretax return on allocated equity	34.0%	43.6%	51.8%	52.0%	54.6%	34.0%	54.6%	20.6%		20.6%		2.6%

Advisor Cash Sales by Product
Wrap net flows	$3,355	$3,811	$2,697	$1,802	$1,380	$3,355	$1,380	$(1,975)	(59)%	$(1,975)	(59)%	$(422)	(23)%
Total mutual funds (non-wrap)	4,323	4,581	3,939	3,884	4,119	4,323	4,119	(204)	(5)%	(204)	(5)%	235	6%
Annuities (proprietary and non-proprietary)
Variable	2,761	3,002	2,688	2,498	2,186	2,761	2,186	(575)	(21)%	(575)	(21)%	(312)	(12)%
Fixed	103	107	107	109	100	103	100	(3)	(3)%	(3)	(3)%	(9)	(8)%
Investment certificates	236	220	174	181	322	236	322	86	36%	86	36%	141	78%
Insurance (proprietary and non-proprietary)	125	131	124	122	102	125	102	(23)	(18)%	(23)	(18)%	(20)	(16)%
Other	564	1,195	613	515	636	564	636	72	13%	72	13%	121	23%
Total advisor cash sales	$11,467	$13,047	$10,342	$9,111	$8,845	$11,467	$8,845	$(2,622)	(23)%	$(2,622)	(23)%	$(266)	(3)%

Total Client Assets (at period end)	$278,722	$292,271	$297,856	$293,899	$275,958	$278,722	$275,958	$(2,764)	(1)%	$(2,764)	(1)%	$(17,941)	(6)%

Total Wrap Accounts
Beginning assets	$76,365	$81,812	$89,150	$92,944	$93,851	$76,365	$93,851	$17,486	23%	$17,486	23%	$907	1%
Net flows	3,355	3,811	2,697	1,802	1,380	3,355	1,380	(1,975)	(59)%	(1,975)	(59)%	(422)	(23)%
Market appreciation (depreciation) and other	2,092	3,527	1,097	(895)	(5,628)	2,092	(5,628)	(7,720)	#	(7,720)	#	(4,733)	#
Total wrap ending assets	$81,812	$89,150	$92,944	$93,851	$89,603	$81,812	$89,603	$7,791	10%	$7,791	10%	$(4,248)	(5)%

S&P 500
Daily average	1,425	1,497	1,489	1,494	1,349	1,425	1,349	(76)	(5)%	(76)	(5)%	(145)	(10)%
Period end	1,421	1,503	1,527	1,468	1,323	1,421	1,323	(98)	(7)%	(98)	(7)%	(145)	(10)%

(1) Year-to-date is sum of current year prior quarters.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2008

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$297	$330	$316	$419	$296	$297	$296	$(1)	—	$(1)	—	$(123)	(29)%
Distribution fees	82	84	78	78	70	82	70	(12)	(15)%	(12)	(15)%	(8)	(10)%
Net investment income	17	22	5	4	(4)	17	(4)	(21)	#	(21)	#	(8)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	19	19	14	(2)	(5)	19	(5)	(24)	#	(24)	#	(3)	#
Total revenues	415	455	413	499	357	415	357	(58)	(14)%	(58)	(14)%	(142)	(28)%
Banking and deposit interest expense	4	6	3	7	2	4	2	(2)	(50)%	(2)	(50)%	(5)	(71)%
Total net revenues	411	449	410	492	355	411	355	(56)	(14)%	(56)	(14)%	(137)	(28)%

Expenses
Distribution expenses	113	116	117	118	118	113	118	5	4%	5	4%	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	10	9	7	7	8	10	8	(2)	(20)%	(2)	(20)%	1	14%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	242	243	214	259	211	242	211	(31)	(13)%	(31)	(13)%	(48)	(19)%
Total expenses	365	368	338	384	337	365	337	(28)	(8)%	(28)	(8)%	(47)	(12)%
Pretax income	$46	$81	$72	$108	$18	$46	$18	$(28)	(61)%	$(28)	(61)%	$(90)	(83)%

Income Statement Metrics
Pretax income margin	11.2%	18.0%	17.6%	22.0%	5.1%	11.2%	5.1%	(6.1)%		(6.1)%		(16.9)%

Balance Sheet Metrics
Allocated equity	$863	$865	$862	$878	$847	$863	$847	$(16)	(2)%	$(16)	(2)%	$(31)	(4)%
Pretax return on allocated equity	29.4%	29.7%	31.9%	35.4%	32.3%	29.4%	32.3%	2.9%		2.9%		(3.1)%

Total Managed Assets Reconciliations
RiverSource managed assets	$157,009	$159,864	$161,811	$157,865	$148,637	$157,009	$148,637	$(8,372)	(5)%	$(8,372)	(5)%	$(9,228)	(6)%
Threadneedle managed assets	142,099	138,398	139,804	134,358	124,267	142,099	124,267	(17,832)	(13)%	(17,832)	(13)%	(10,091)	(8)%
Less: RiverSource assets sub-advised by Threadneedle	(5,203)	(5,325)	(5,614)	(5,577)	(4,912)	(5,203)	(4,912)	291	6%	291	6%	665	12%
Total managed assets	$293,905	$292,937	$296,001	$286,646	$267,992	$293,905	$267,992	$(25,913)	(9)%	$(25,913)	(9)%	$(18,654)	(7)%

Managed assets - external clients	$231,242	$230,220	$232,634	$224,070	$207,119	$231,242	$207,119	$(24,123)	(10)%	$(24,123)	(10)%	$(16,951)	(8)%
Managed assets - owned	62,663	62,717	63,367	62,576	60,873	62,663	60,873	(1,790)	(3)%	(1,790)	(3)%	(1,703)	(3)%
Total managed assets	$293,905	$292,937	$296,001	$286,646	$267,992	$293,905	$267,992	$(25,913)	(9)%	$(25,913)	(9)%	$(18,654)	(7)%

Total Managed Assets by Type
Equity	$129,913	$134,014	$133,292	$126,985	$109,936	$129,913	$109,936	$(19,977)	(15)%	$(19,977)	(15)%	$(17,049)	(13)%
Fixed income	122,912	114,406	117,170	117,280	117,377	122,912	117,377	(5,535)	(5)%	(5,535)	(5)%	97	—
Money market	10,849	13,590	14,134	13,112	13,147	10,849	13,147	2,298	21%	2,298	21%	35	—
Alternative	10,936	10,873	11,484	11,624	11,000	10,936	11,000	64	1%	64	1%	(624)	(5)%
Hybrid and other	19,295	20,054	19,921	17,645	16,532	19,295	16,532	(2,763)	(14)%	(2,763)	(14)%	(1,113)	(6)%
Total managed assets by type	$293,905	$292,937	$296,001	$286,646	$267,992	$293,905	$267,992	$(25,913)	(9)%	$(25,913)	(9)%	$(18,654)	(7)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2008

	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008
Mutual Fund Performance
RiverSource
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	56%	70%	65%	45%	41%
Fixed income - 12 month	83%	88%	83%	42%	30%
Equity - 3 year	65%	65%	73%	69%	73%
Fixed income - 3 year	44%	44%	39%	50%	50%
Equity - 5 year	53%	44%	44%	40%	44%
Fixed income - 5 year	36%	29%	29%	36%	27%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	58%	87%	67%	57%	53%
Fixed income - 12 month	97%	97%	93%	30%	9%
Equity - 3 year	72%	74%	93%	68%	70%
Fixed income - 3 year	46%	46%	46%	54%	60%
Equity - 5 year	81%	61%	57%	58%	57%
Fixed income - 5 year	28%	44%	44%	45%	17%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	57%	63%	77%	80%	90%
Fixed income - 12 month	44%	44%	22%	22%	55%
Equity - 3 year	50%	64%	76%	83%	86%
Fixed income - 3 year	56%	56%	22%	22%	60%
Equity - 5 year	42%	29%	46%	58%	64%
Fixed income - 5 year	56%	56%	33%	22%	40%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets. Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only includes mutual funds in existence as of current quarter end. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - RiverSource

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
RiverSource - Funds
Beginning assets	$81,691	$82,085	$86,988	$88,575	$86,864	$81,691	$86,864	$5,173	6%	$5,173	6%	$(1,711)	(2)%
Net flows	(836)	721	399	225	(636)	(836)	(636)	200	24%	200	24%	(861)	#
Market appreciation (depreciation) and other	1,230	4,182	1,188	(1,936)	(5,996)	1,230	(5,996)	(7,226)	#	(7,226)	#	(4,060)	#
Total ending assets	82,085	86,988	88,575	86,864	80,232	82,085	80,232	(1,853)	(2)%	(1,853)	(2)%	(6,632)	(8)%

Institutional
Beginning assets	59,131	57,238	55,827	56,007	54,821	59,131	54,821	(4,310)	(7)%	(4,310)	(7)%	(1,186)	(2)%
Net flows	(2,163)	(996)	(358)	(1,403)	(1,677)	(2,163)	(1,677)	486	22%	486	22%	(274)	(20)%
Market appreciation (depreciation) and other	270	(415)	538	217	(597)	270	(597)	(867)	#	(867)	#	(814)	#
Total ending assets	57,238	55,827	56,007	54,821	52,547	57,238	52,547	(4,691)	(8)%	(4,691)	(8)%	(2,274)	(4)%

Alternative
Beginning assets	7,777	8,520	8,185	8,605	8,085	7,777	8,085	308	4%	308	4%	(520)	(6)%
Net flows	739	(332)	426	(516)	(483)	739	(483)	(1,222)	#	(1,222)	#	33	6%
Market appreciation (depreciation) and other	4	(3)	(6)	(4)	(309)	4	(309)	(313)	#	(313)	#	(305)	#
Total ending assets	8,520	8,185	8,605	8,085	7,293	8,520	7,293	(1,227)	(14)%	(1,227)	(14)%	(792)	(10)%

Trust
Beginning assets	10,219	9,983	9,632	9,342	8,804	10,219	8,804	(1,415)	(14)%	(1,415)	(14)%	(538)	(6)%
Net flows	(322)	(604)	(415)	(542)	204	(322)	204	526	#	526	#	746	#
Market appreciation (depreciation) and other	86	253	125	4	(97)	86	(97)	(183)	#	(183)	#	(101)	#
Total ending assets	9,983	9,632	9,342	8,804	8,911	9,983	8,911	(1,072)	(11)%	(1,072)	(11)%	107	1%

Other and Eliminations	(817)	(768)	(718)	(709)	(346)	(817)	(346)	471	58%	471	58%	363	51%
Total RiverSource managed assets	$157,009	$159,864	$161,811	$157,865	$148,637	$157,009	$148,637	$(8,372)	(5)%	$(8,372)	(5)%	$(9,228)	(6)%

Total Net Flows - RiverSource	$(2,582)	$(1,211)	$52	$(2,236)	$(2,592)	$(2,582)	$(2,592)	$(10)	—	$(10)	—	$(356)	(16)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Threadneedle Retail Funds
Beginning assets	$28,112	$28,741	$30,494	$31,540	$30,822	$28,112	$30,822	$2,710	10%	$2,710	10%	$(718)	(2)%
Net flows	(130)	64	98	(211)	(253)	(130)	(253)	(123)	(95)%	(123)	(95)%	(42)	(20)%
Market appreciation (depreciation)	592	936	287	379	(2,489)	592	(2,489)	(3,081)	#	(3,081)	#	(2,868)	#
Foreign currency translation (1)	128	613	573	(964)	(16)	128	(16)	(144)	#	(144)	#	948	98%
Other	39	140	88	78	90	39	90	51	#	51	#	12	15%
Total ending assets	28,741	30,494	31,540	30,822	28,154	28,741	28,154	(587)	(2)%	(587)	(2)%	(2,668)	(9)%

Institutional
Beginning assets	111,151	110,960	105,247	105,450	100,057	111,151	100,057	(11,094)	(10)%	(11,094)	(10)%	(5,393)	(5)%
Net flows	(2,475)	(11,037)	(3,313)	(4,516)	(2,560)	(2,475)	(2,560)	(85)	(3)%	(85)	(3)%	1,956	43%
Market appreciation (depreciation)	936	1,838	585	1,468	(5,744)	936	(5,744)	(6,680)	#	(6,680)	#	(7,212)	#
Foreign currency translation (1)	504	2,332	1,987	(3,167)	(53)	504	(53)	(557)	#	(557)	#	3,114	98%
Other	844	1,154	944	822	733	844	733	(111)	(13)%	(111)	(13)%	(89)	(11)%
Total ending assets	110,960	105,247	105,450	100,057	92,433	110,960	92,433	(18,527)	(17)%	(18,527)	(17)%	(7,624)	(8)%

Alternative
Beginning assets	2,089	2,398	2,657	2,814	3,479	2,089	3,479	1,390	67%	1,390	67%	665	24%
Net flows	235	156	46	(2)	265	235	265	30	13%	30	13%	267	#
Market appreciation (depreciation)	64	52	59	262	(71)	64	(71)	(135)	#	(135)	#	(333)	#
Foreign currency translation (1)	10	51	52	(108)	(3)	10	(3)	(13)	#	(13)	#	105	97%
Other	—	—	—	513	10	—	10	10	—	10	—	(503)	(98)%
Total ending assets	2,398	2,657	2,814	3,479	3,680	2,398	3,680	1,282	53%	1,282	53%	201	6%

Total Threadneedle managed assets	$142,099	$138,398	$139,804	$134,358	$124,267	$142,099	$124,267	$(17,832)	(13)%	$(17,832)	(13)%	$(10,091)	(8)%

Total Net Flows - Threadneedle	$(2,370)	$(10,817)	$(3,169)	$(4,729)	$(2,548)	$(2,370)	$(2,548)	$(178)	(8)%	$(178)	(8)%	$2,181	46%

(1) Amounts represent British Pound to US dollar conversion.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2008

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$115	$127	$130	$138	$126	$115	$126	$11	10%	$11	10%	$(12)	(9)%
Distribution fees	61	66	70	70	70	61	70	9	15%	9	15%	—	—
Net investment income	311	280	370	333	323	311	323	12	4%	12	4%	(10)	(3)%
Premiums	22	24	24	25	18	22	18	(4)	(18)%	(4)	(18)%	(7)	(28)%
Other revenues	17	23	25	73	27	17	27	10	59%	10	59%	(46)	(63)%
Total revenues	526	520	619	639	564	526	564	38	7%	38	7%	(75)	(12)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	526	520	619	639	564	526	564	38	7%	38	7%	(75)	(12)%

Expenses
Distribution expenses	45	51	50	48	45	45	45	—	—	—	—	(3)	(6)%
Interest credited to fixed accounts	183	189	177	160	143	183	143	(40)	(22)%	(40)	(22)%	(17)	(11)%
Benefits, claims, losses and settlement expenses	33	53	192	146	181	33	181	148	#	148	#	35	24%
Amortization of deferred acquisition costs	89	76	53	100	94	89	94	5	6%	5	6%	(6)	(6)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	58	65	56	57	59	58	59	1	2%	1	2%	2	4%
Total expenses	408	434	528	511	522	408	522	114	28%	114	28%	11	2%
Pretax income	$118	$86	$91	$128	$42	$118	$42	$(76)	(64)%	$(76)	(64)%	$(86)	(67)%

Pretax Operating Earnings
Pretax income	$118	$86	$91	$128	$42	$118	$42	$(76)	(64)%	$(76)	(64)%	$(86)	(67)%
Realized (gains) losses	(6)	—	(12)	(15)	20	(6)	20	26	#	26	#	35	#
Hedge investment (gains) losses (1)	4	24	(57)	(66)	(103)	4	(103)	(107)	#	(107)	#	(37)	(56)%
Mark-to-market for liability derivatives (1)	(28)	(25)	128	67	118	(28)	118	146	#	146	#	51	76%
Total pretax operating earnings	$88	$85	$150	$114	$77	$88	$77	$(11)	(13)%	$(11)	(13)%	$(37)	(32)%

Income Statement Metrics
Pretax income margin	22.4%	16.5%	14.7%	20.0%	7.4%	22.4%	7.4%	(15.0)%		(15.0)%		(12.6)%
Pretax operating earnings margin	16.7%	16.3%	24.2%	17.8%	13.7%	16.7%	13.7%	(3.0)%		(3.0)%		(4.1)%

Net Investment Income
Investment income on fixed maturities	$308	$290	$279	$267	$253	$308	$253	$(55)	(18)%	$(55)	(18)%	$(14)	(5)%
Realized gains (losses)	6	—	12	15	(20)	6	(20)	(26)	#	(26)	#	(35)	#
Hedges related to interest credited	(1)	9	2	(7)	(17)	(1)	(17)	(16)	#	(16)	#	(10)	#
Hedges related to variable annuities benefits	(4)	(24)	57	66	103	(4)	103	107	#	107	#	37	56%
Other (including seed money)	2	5	20	(8)	4	2	4	2	#	2	#	12	#
Total net investment income	$311	$280	$370	$333	$323	$311	$323	$12	4%	$12	4%	$(10)	(3)%

Balance Sheet Metrics
Allocated equity	$2,292	$2,151	$2,128	$2,100	$2,005	$2,292	$2,005	$(287)	(13)%	$(287)	(13)%	$(95)	(5)%
Pretax return on allocated equity	18.2%	18.8%	19.2%	19.1%	16.3%	18.2%	16.3%	(1.9)%		(1.9)%		(2.8)%

Other Metrics
Total annuity net flows	$483	$609	$465	$403	$304	$483	$304	$(179)	(37)%	$(179)	(37)%	$(99)	(25)%

(1) Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax income	$57	$41	$35	$52	$20	$57	$20	$(37)	(65)%	$(37)	(65)%	$(32)	(62)%
Allocated equity	$944	$905	$919	$919	$914	$944	$914	$(30)	(3)%	$(30)	(3)%	$(5)	(1)%
Pretax return on allocated equity	19.2%	20.6%	20.8%	19.6%	16.1%	19.2%	16.1%	(3.1)%		(3.1)%		(3.5)%

Fixed Annuities(1)
Pretax income	$61	$45	$56	$76	$22	$61	$22	$(39)	(64)%	$(39)	(64)%	$(54)	(71)%
Allocated equity	$1,348	$1,246	$1,209	$1,181	$1,091	$1,348	$1,091	$(257)	(19)%	$(257)	(19)%	$(90)	(8)%
Pretax return on allocated equity	17.4%	17.4%	18.1%	18.6%	16.4%	17.4%	16.4%	(1.0)%		(1.0)%		(2.2)%

Variable Annuities Rollforward
Beginning balance	$49,489	$51,475	$55,092	$57,127	$57,182	$49,489	$57,182	$7,693	16%	$7,693	16%	$55	—
Deposits	2,706	2,982	2,649	2,474	2,129	2,706	2,129	(577)	(21)%	(577)	(21)%	(345)	(14)%
Withdrawals and terminations	(1,494)	(1,634)	(1,458)	(1,368)	(1,278)	(1,494)	(1,278)	216	14%	216	14%	90	7%
Net flows	1,212	1,348	1,191	1,106	851	1,212	851	(361)	(30)%	(361)	(30)%	(255)	(23)%
Investment performance and interest credited	770	2,265	847	(1,043)	(3,577)	770	(3,577)	(4,347)	#	(4,347)	#	(2,534)	#
Other	4	4	(3)	(8)	(12)	4	(12)	(16)	#	(16)	#	(4)	(50)%
Total ending balance - contract accumulation values	$51,475	$55,092	$57,127	$57,182	$54,444	$51,475	$54,444	$2,969	6%	$2,969	6%	$(2,738)	(5)%

Variable annuities fixed sub-accounts	$5,674	$5,416	$5,542	$5,419	$5,389	$5,674	$5,389	$(285)	(5)%	$(285)	(5)%	$(30)	(1)%

Fixed Annuities Rollforward
Beginning balance	$14,884	$14,285	$13,652	$13,046	$12,463	$14,884	$12,463	$(2,421)	(16)%	$(2,421)	(16)%	$(583)	(4)%
Deposits	83	77	81	76	79	83	79	(4)	(5)%	(4)	(5)%	3	4%
Withdrawals and terminations	(812)	(816)	(807)	(779)	(626)	(812)	(626)	186	23%	186	23%	153	20%
Net flows	(729)	(739)	(726)	(703)	(547)	(729)	(547)	182	25%	182	25%	156	22%
Policyholder interest credited	128	143	120	108	92	128	92	(36)	(28)%	(36)	(28)%	(16)	(15)%
Other	2	(37)	—	12	12	2	12	10	#	10	#	—	—
Total ending balance - contract accumulation values	$14,285	$13,652	$13,046	$12,463	$12,020	$14,285	$12,020	$(2,265)	(16)%	$(2,265)	(16)%	$(443)	(4)%

Capitalized Interest	$2	$2	$2	$1	$2	$2	$2	$—	—	$—	—	$1	#

Payout Annuities Reserve Balance	$2,260	$2,249	$2,238	$2,226	$2,199	$2,260	$2,199	$(61)	(3)%	$(61)	(3)%	$(27)	(1)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.7%	5.6%	5.6%	5.6%	5.4%	5.7%	5.4%	(0.3)%		(0.3)%		(0.2)%
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	—		—		—
Tax equivalent margin spread	2.0%	1.9%	1.9%	1.9%	1.7%	2.0%	1.7%	(0.3)%		(0.3)%		(0.2)%

Total Variable Annuities DAC
Beginning balance	$2,004	$1,898	$1,988	$2,067	$2,086	$2,004	$2,086	$82	4%	$82	4%	$19	1%
Capitalization	121	124	113	111	103	121	103	(18)	(15)%	(18)	(15)%	(8)	(7)%
Amortization per income statement	(68)	(56)	(20)	(80)	(79)	(68)	(79)	(11)	(16)%	(11)	(16)%	1	1%
Cumulative effect of accounting change (3)	(146)	—	—	—	36	(146)	36	182	#	182	#	36	—
Other (FAS 115)	(13)	22	(14)	(12)	(1)	(13)	(1)	12	92%	12	92%	11	92%
Total ending balance	$1,898	$1,988	$2,067	$2,086	$2,145	$1,898	$2,145	$247	13%	$247	13%	$59	3%

Total Fixed Annuities DAC
Beginning balance	$343	$315	$309	$272	$250	$343	$250	$(93)	(27)%	$(93)	(27)%	$(22)	(8)%
Capitalization	2	1	2	2	2	2	2	—	—	—	—	—	—
Amortization per income statement	(21)	(20)	(33)	(20)	(15)	(21)	(15)	6	29%	6	29%	5	25%
Cumulative effect of accounting change (3)	(7)	—	—	—	—	(7)	—	7	#	7	#	—	—
Other (FAS 115)	(2)	13	(6)	(4)	1	(2)	1	3	#	3	#	5	#
Total ending balance	$315	$309	$272	$250	$238	$315	$238	$(77)	(24)%	$(77)	(24)%	$(12)	(5)%

(1) Includes payout annuities.

(2) Attributable to interest sensitive products only, which have been 97% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

(3) Reflects adoption of SOP 05-1 in Q1 2007 and FAS 157 in Q1 2008.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2008

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$16	$17	$17	$18	$15	$16	$15	$(1)	(6)%	$(1)	(6)%	$(3)	(17)%
Distribution fees	25	26	25	26	27	25	27	2	8%	2	8%	1	4%
Net investment income	89	87	93	92	83	89	83	(6)	(7)%	(6)	(7)%	(9)	(10)%
Premiums	243	251	253	255	254	243	254	11	5%	11	5%	(1)	—
Other revenues	108	105	107	133	113	108	113	5	5%	5	5%	(20)	(15)%
Total revenues	481	486	495	524	492	481	492	11	2%	11	2%	(32)	(6)%
Banking and deposit interest expense	—	1	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	481	485	495	524	492	481	492	11	2%	11	2%	(32)	(6)%

Expenses
Distribution expenses	14	18	17	13	14	14	14	—	—	—	—	1	8%
Interest credited to fixed accounts	34	35	37	35	35	34	35	1	3%	1	3%	—	—
Benefits, claims, losses and settlement expenses	218	211	225	196	226	218	226	8	4%	8	4%	30	15%
Amortization of deferred acquisition costs	35	40	68	57	52	35	52	17	49%	17	49%	(5)	(9)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	60	63	55	69	63	60	63	3	5%	3	5%	(6)	(9)%
Total expenses	361	367	402	370	390	361	390	29	8%	29	8%	20	5%
Pretax income	$120	$118	$93	$154	$102	$120	$102	$(18)	(15)%	$(18)	(15)%	$(52)	(34)%

Pretax Operating Earnings
Pretax income	$120	$118	$93	$154	$102	$120	$102	$(18)	(15)%	$(18)	(15)%	$(52)	(34)%
Realized (gains) losses	(1)	—	(3)	(3)	3	(1)	3	4	#	4	#	6	#
Total pretax operating earnings	$119	$118	$90	$151	$105	$119	$105	$(14)	(12)%	$(14)	(12)%	$(46)	(30)%

Income Statement Metrics
Pretax income margin	24.9%	24.3%	18.8%	29.4%	20.7%	24.9%	20.7%	(4.2)%		(4.2)%		(8.7)%
Pretax operating earnings margin	24.7%	24.3%	18.2%	28.8%	21.3%	24.7%	21.3%	(3.4)%		(3.4)%		(7.5)%

Net Investment Income
Investment income on fixed maturities	$81	$81	$81	$82	$79	$81	$79	$(2)	(2)%	$(2)	(2)%	$(3)	(4)%
Realized gains (losses)	1	—	3	3	(3)	1	(3)	(4)	#	(4)	#	(6)	#
Other (including seed money)	7	6	9	7	7	7	7	—	—	—	—	—	—
Total net investment income	$89	$87	$93	$92	$83	$89	$83	$(6)	(7)%	$(6)	(7)%	$(9)	(10)%

Balance Sheet Metrics
Allocated equity	$2,174	$2,145	$2,308	$2,318	$2,358	$2,174	$2,358	$184	8%	$184	8%	$40	2%
Pretax return on allocated equity	22.1%	23.1%	20.2%	21.8%	20.7%	22.1%	20.7%	(1.4)%		(1.4)%		(1.1)%

Product Information
Long Term Care
Pretax income	$7	$7	$3	$2	$—	$7	$—	$(7)	#	$(7)	#	$(2)	#
Allocated equity	$564	$542	$552	$550	$593	$564	$593	$29	5%	$29	5%	$43	8%
Pretax return on allocated equity	6.2%	6.0%	3.3%	3.4%	2.1%	6.2%	2.1%	(4.1)%		(4.1)%		(1.3)%

Protection excluding Long Term Care
Pretax income	$113	$111	$90	$152	$102	$113	$102	$(11)	(10)%	$(11)	(10)%	$(50)	(33)%
Allocated equity	$1,610	$1,603	$1,756	$1,768	$1,765	$1,610	$1,765	$155	10%	$155	10%	$(3)	—
Pretax return on allocated equity	27.5%	29.0%	25.9%	27.9%	26.8%	27.5%	26.8%	(0.7)%		(0.7)%		(1.1)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$84	$88	$88	$82	$64	$84	$64	$(20)	(24)%	$(20)	(24)%	$(18)	(22)%
Term and whole life	5	5	5	5	4	5	4	(1)	(20)%	(1)	(20)%	(1)	(20)%
Disability insurance	5	5	4	4	4	5	4	(1)	(20)%	(1)	(20)%	—	—
Auto and Home	149	147	157	145	156	149	156	7	5%	7	5%	11	8%
Total cash sales	$243	$245	$254	$236	$228	$243	$228	$(15)	(6)%	$(15)	(6)%	$(8)	(3)%

VUL / UL Policyholder Account Balances
Beginning balance	$9,329	$9,473	$9,858	$9,976	$9,836	$9,329	$9,836	$507	5%	$507	5%	$(140)	(1)%
Premiums and deposits	275	283	277	280	266	275	266	(9)	(3)%	(9)	(3)%	(14)	(5)%
Investment performance and interest	131	372	115	(156)	(493)	131	(493)	(624)	#	(624)	#	(337)	#
Withdrawals and surrenders	(276)	(285)	(287)	(275)	(267)	(276)	(267)	9	3%	9	3%	8	3%
Other	14	15	13	11	(6)	14	(6)	(20)	#	(20)	#	(17)	#
Total ending balance	$9,473	$9,858	$9,976	$9,836	$9,336	$9,473	$9,336	$(137)	(1)%	$(137)	(1)%	$(500)	(5)%

Premiums by Product
Term and whole life	$18	$21	$21	$19	$21	$18	$21	$3	17%	$3	17%	$2	11%
Disability insurance	41	42	42	42	43	41	43	2	5%	2	5%	1	2%
Long term care	35	35	36	38	35	35	35	—	—	—	—	(3)	(8)%
Auto and Home	141	144	146	147	148	141	148	7	5%	7	5%	1	1%
Intercompany premiums	8	9	8	9	7	8	7	(1)	(13)%	(1)	(13)%	(2)	(22)%
Total premiums by product	$243	$251	$253	$255	$254	$243	$254	$11	5%	$11	5%	$(1)	—

Auto and Home Insurance
Policy Count (thousands)	496	505	512	517	524	496	524	28	6%	28	6%	7	1%
Loss ratio	71.0%	78.8%	78.1%	69.3%	79.8%	71.0%	79.8%	8.8%		8.8%		10.5%
Expense ratio	18.2%	17.1%	18.0%	15.5%	16.8%	18.2%	16.8%	(1.4)%		(1.4)%		1.3%
Combined ratio	89.2%	95.9%	96.1%	84.8%	96.6%	89.2%	96.6%	7.4%		7.4%		11.8%

DAC Rollforward
Life and Health
Beginning balance	$2,064	$2,042	$2,085	$2,086	$2,093	$2,064	$2,093	$29	1%	$29	1%	$7	—
Capitalization	57	60	54	57	46	57	46	(11)	(19)%	(11)	(19)%	(11)	(19)%
Amortization per income statement	(24)	(28)	(54)	(46)	(40)	(24)	(40)	(16)	(67)%	(16)	(67)%	6	13%
SOP 05-1 (Cumulative pretax impact)	(51)	—	—	—	—	(51)	—	51	#	51	#	—	—
Other (FAS 115)	(4)	11	1	(4)	(2)	(4)	(2)	2	50%	2	50%	2	50%
Total ending balance	$2,042	$2,085	$2,086	$2,093	$2,097	$2,042	$2,097	$55	3%	$55	3%	$4	—

Life Insurance in-Force	$177,374	$181,080	$184,304	$187,095	$188,643	$177,374	$188,643	$11,269	6%	$11,269	6%	$1,548	1%

Net Amount at Risk	$60,967	$60,185	$59,516	$59,100	$58,395	$60,967	$58,395	$(2,572)	(4)%	$(2,572)	(4)%	$(705)	(1)%

Net Policyholder Reserves
VUL / UL	$8,388	$8,783	$8,915	$8,780	$8,293	$8,388	$8,293	$(95)	(1)%	$(95)	(1)%	$(487)	(6)%
Term and whole life	234	234	233	233	233	234	233	(1)	—	(1)	—	—	—
Disability insurance	408	414	419	426	431	408	431	23	6%	23	6%	5	1%
Long term care and other	2,257	2,275	2,300	2,320	2,339	2,257	2,339	82	4%	82	4%	19	1%
Auto and Home loss and LAE reserves	352	360	361	339	333	352	333	(19)	(5)%	(19)	(5)%	(6)	(2)%
Total net policyholder reserves	$11,639	$12,066	$12,228	$12,098	$11,629	$11,639	$11,629	$(10)	—	$(10)	—	$(469)	(4)%

(1) Includes lump sum deposits.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2008

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$1	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	9	2	(3)	14	8	9	8	(1)	(11)%	(1)	(11)%	(6)	(43)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	7	(1)	(2)	3	2	7	2	(5)	(71)%	(5)	(71)%	(1)	(33)%
Total revenues	16	1	(4)	17	10	16	10	(6)	(38)%	(6)	(38)%	(7)	(41)%
Banking and deposit interest expense	2	1	2	1	1	2	1	(1)	(50)%	(1)	(50)%	—	—
Total net revenues	14	—	(6)	16	9	14	9	(5)	(36)%	(5)	(36)%	(7)	(44)%

Expenses
Distribution expenses	—	1	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	29	29	27	27	26	29	26	(3)	(10)%	(3)	(10)%	(1)	(4)%
General and administrative expense	24	48	40	47	14	24	14	(10)	(42)%	(10)	(42)%	(33)	(70)%
Total expenses before separation costs (1)	53	78	67	74	40	53	40	(13)	(25)%	(13)	(25)%	(34)	(46)%

Separation costs	85	63	60	28	—	85	—	(85)	#	(85)	#	(28)	#
Total expenses	138	141	127	102	40	138	40	(98)	(71)%	(98)	(71)%	(62)	(61)%
Pretax loss	$(124)	$(141)	$(133)	$(86)	$(31)	$(124)	$(31)	$93	75%	$93	75%	$55	64%

Balance Sheet Metrics
Allocated equity	$1,586	$1,842	$1,767	$1,751	$1,730	$1,586	$1,730	$144	9%	$144	9%	$(21)	(1)%

(1) See non-GAAP Financial Information.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(12)	$(13)	$(14)	$(14)	$(13)	$(12)	$(13)	$(1)	(8)%	$(1)	(8)%	$1	7%
Distribution fees	(290)	(302)	(279)	(276)	(251)	(290)	(251)	39	13%	39	13%	25	9%
Net investment income	(2)	(2)	(1)	(3)	(2)	(2)	(2)	—	—	—	—	1	33%
Premiums	(8)	(9)	(8)	(9)	(7)	(8)	(7)	1	13%	1	13%	2	22%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(312)	(326)	(302)	(302)	(273)	(312)	(273)	39	13%	39	13%	29	10%
Banking and deposit interest expense	(1)	(3)	(1)	(3)	(3)	(1)	(3)	(2)	#	(2)	#	—	—
Total net revenues	(311)	(323)	(301)	(299)	(270)	(311)	(270)	41	13%	41	13%	29	10%

Expenses
Distribution expenses	(256)	(268)	(250)	(239)	(221)	(256)	(221)	35	14%	35	14%	18	8%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(55)	(55)	(51)	(60)	(49)	(55)	(49)	6	11%	6	11%	11	18%
Total expenses	(311)	(323)	(301)	(299)	(270)	(311)	(270)	41	13%	41	13%	29	10%
Pretax income	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2008

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Assets
Cash and cash equivalents	$2,444	$3,333	$4,002	$3,836	$3,904
Investments	34,411	31,669	31,126	30,625	29,808
Separate account assets	56,281	60,470	62,371	61,974	58,442
Receivables	3,264	3,559	3,323	3,441	3,441
Deferred acquisition costs	4,337	4,462	4,502	4,503	4,549
Restricted and segregated cash	1,193	1,296	1,225	1,332	1,142
Other assets	3,530	3,718	3,621	3,519	3,616
Total assets	$105,460	$108,507	$110,170	$109,230	$104,902

Liabilities
Future policy benefits and claims	$29,149	$28,316	$28,048	$27,446	$27,164
Separate account liabilities	56,281	60,470	62,371	61,974	58,442
Customer deposits	6,483	6,055	6,029	6,201	6,307
Debt	2,243	2,221	2,215	2,018	2,018
Accounts payable and accrued expenses	993	1,114	1,077	1,187	834
Other liabilities	2,580	2,731	2,672	2,594	2,556
Total liabilities	97,729	100,907	102,412	101,420	97,321

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,468	4,533	4,593	4,630	4,637
Retained earnings	4,268	4,428	4,591	4,811	4,938
Treasury stock	(865)	(1,009)	(1,180)	(1,467)	(1,710)
Accumulated other comprehensive income (loss), net of tax	(143)	(355)	(249)	(167)	(287)
Total shareholders’ equity	7,731	7,600	7,758	7,810	7,581
Total liabilities and shareholders’ equity	$105,460	$108,507	$110,170	$109,230	$104,902

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500
Junior subordinated notes (2)	500	500	500	500	500

Non-recourse debt
Debt of CDO	225	197	197	—	—
Debt for inverse floaters	18	24	18	18	18
Total non-recourse debt	243	221	215	18	18
Total debt	$2,243	$2,221	$2,215	$2,018	$2,018

Total debt	$2,243	$2,221	$2,215	$2,018	$2,018
Total non-recourse debt	(243)	(221)	(215)	(18)	(18)
Total debt excluding non-recourse debt (1)	2,000	2,000	2,000	2,000	2,000
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(375)	(375)	(375)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,625	$1,625	$1,625

Total shareholders’ equity	$7,731	$7,600	$7,758	$7,810	$7,581
Total capital	9,974	9,821	9,973	9,828	9,599
Total capital excluding non-recourse debt (1)	$9,731	$9,600	$9,758	$9,810	$9,581

Other Information
Debt to total capital	22.5%	22.6%	22.2%	20.5%	21.0%
Debt to total capital excluding non-recourse debt (1)	20.6%	20.8%	20.5%	20.4%	20.9%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	16.7%	16.9%	16.7%	16.6%	17.0%

Ratings (as of March 31, 2008)	A.M. Best	S & P	Moody’s	Fitch
Claims Paying Ratings
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.	a-	A-	A3	A-

(1)           See non-GAAP Financial Information.

(2)           The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Cash and cash equivalents	$2,444	$3,333	$4,002	$3,836	$3,904

Investments - Ending Balances
Available-for-Sale Securities (“AFS”)
Corporate debt securities	16,147	14,735	14,471	13,943	13,493

Mortgage backed securities	7,444	6,494	6,267	6,282	6,155
Commercial mortgage backed securities	3,322	3,151	3,075	3,043	2,944
Asset backed securities	1,192	1,042	1,044	1,068	1,031
Total mortgage and other asset backed securities	11,958	10,687	10,386	10,393	10,130

Structured investments	47	46	48	46	42
State and municipal obligations	1,085	1,069	1,054	1,035	1,004
US government and agencies obligations	362	355	360	328	333
Foreign government bonds and obligations	135	132	133	112	113
Common and preferred stocks	60	58	58	58	51
Other AFS	7	11	54	16	20
Total other	1,696	1,671	1,707	1,595	1,563
Total available-for-sale securities	29,801	27,093	26,564	25,931	25,186

Commercial mortgage loans	3,031	3,004	3,025	3,115	3,127
Allowance for loan losses	(40)	(40)	(18)	(18)	(18)
Commercial mortgage loans, net	2,991	2,964	3,007	3,097	3,109

Policy loans	664	679	693	706	713
Trading securities	592	610	551	504	428
Other investments	363	323	311	387	372
Total investments	34,411	31,669	31,126	30,625	29,808

Total cash, cash equivalents and investments	$36,855	$35,002	$35,128	$34,461	$33,712

SFAS 115 Mark-to-market AFS	$(203)	$(618)	$(434)	$(316)	$(500)

AFS Fixed Maturity Asset Quality - %
AAA	44%	44%	43%	44%	44%
AA	10%	10%	11%	10%	10%
AFS securities AA and above	54%	54%	54%	54%	54%
A	16%	16%	16%	16%	16%
BBB	24%	24%	24%	24%	24%
Below investment grade	6%	6%	6%	6%	6%
Total AFS fixed maturity asset quality -%	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	6%	6%	5%	6%	5%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of our separation from American Express Company, consisting of non-recurring separation costs.  These non-GAAP financial measures, which our management views as important indicators of financial performance, include:

• Adjusted earnings;

• Separation costs, after-tax;

• Adjusted pretax income;

• Adjusted pretax margin;

• Adjusted earnings margin;

• Adjusted return on equity;

• Adjusted earnings per diluted share;

• Pretax operating earnings;

• Pretax operating earnings margin;

• Total expenses before separation costs for the Corporate & Other segment; and

• Pretax income and separation costs (adjusted pretax income).

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with
FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (Distribution fees) for distributing non-proprietary products and earns intersegment revenues (Distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Managment segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express, which ended in 2007.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Adjustment to net income including the after-tax effect on separation costs.

Adjusted Earnings Margin - A ratio using as the numerator adjusted earnings and as the denominator total net revenues.

Adjusted Pretax Income - Adjustments made to income before tax provision for separation costs.

Adjusted Pretax Margin - A ratio using as the numerator pretax income excluding separation costs and as the denominator total net revenues.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings in the numerator for the last twelve months and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in-force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in-force, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by total capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for our junior subordinate debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in-force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total net revenues.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Income (Loss) - Income (loss) before income tax provision (benefit).

Pretax Income Margin - A ratio representing pretax income as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable entity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contractholders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Separation costs include expenses related to our separation from American Express Company. These costs are primarily associated with establishing the Ameriprise Financial brand, separating and reestablishing our technology platforms and advisor and employee retention programs.  These costs will end in 2007.

Separation costs, after-tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is a holding for the London-based Threadneedle group of companies, which provide investment management products and services.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2008

RiverSource® Mutual Fund Performance and

Lipper Ranking

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of March 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception

Emerging Market Funds
Threadneedle Emerging Markets Fund	650.00	3/31/2008	1.83	19.63	40%	29.56	32%	33.07	65%	11.34	54%	11/13/1996	10.99	11/14/1996	50%	5.75	12.76	27.02	31.50	10.68	10.41
Lipper Fund Ranking / Total Funds in Category					105 / 268		61 / 195		110 / 169		52 / 96				33 / 66
Equity Income Funds
RiverSource Diversified Equity Income Fund	6,967.00	3/31/2008	1.00	-4.53	40%	9.52	14%	18.53	3%	7.05	12%	10/15/1990	11.97	10/18/1990	27%	5.75	-10.02	7.37	17.13	6.42	11.59
Lipper Fund Ranking / Total Funds in Category					107 / 273		29 / 212		3 / 144		11 / 96				7 / 25
RiverSource Dividend Opportunity Fund	1,719.60	3/31/2008	1.15	-8.26	69%	7.44	32%	11.52	63%	3.57	70%	8/1/1988	9.21	8/4/1988	77%	5.75	-13.53	5.34	10.21	2.96	8.88
Lipper Fund Ranking / Total Funds in Category					188 / 273		68 / 212		91 / 144		67 / 96				16 / 20
European Region Funds
Threadneedle European Equity Fund	127.00	3/31/2008	1.43	0.69	17%	15.53	40%	19.87	69%			6/26/2000	3.34	6/26/2000	80%	5.75	-5.10	13.27	18.45		2.55
Lipper Fund Ranking / Total Funds in Category					17 / 103		38 / 94		59 / 85						48 / 59
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,990.10	3/31/2008	1.13	-4.74	83%	7.07	42%	10.91	49%	3.77	78%	1/23/1985	10.43	1/31/1985	34%	5.75	-10.22	4.97	9.60	3.16	10.15
Lipper Fund Ranking / Total Funds in Category					121 / 146		44 / 105		45 / 92		44 / 56				2 / 5
Global Large Cap Growth Funds
Threadneedle Global Equity Fund	718.80	3/31/2008	1.39	0.56	49%	13.06	17%	17.13	27%	3.41	68%	5/29/1990	6.09	5/31/1990	80%	5.75	-5.22	10.85	15.75	2.80	5.74
Lipper Fund Ranking / Total Funds in Category					52 / 107		14 / 82		16 / 59		21 / 30				4 / 4
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	136.30	3/31/2008	1.40	16.37	94%	27.66	80%	25.53	76%	13.28	82%	4/22/1985	8.60	4/30/1985	50%	5.75	9.67	25.17	24.05	12.61	8.32
Lipper Fund Ranking / Total Funds in Category					58 / 61		42 / 52		34 / 44		22 / 26				5 / 9
International Large Cap Core Funds
Threadneedle International Opportunity Fund	594.30	3/31/2008	1.34	-1.09	45%	13.39	39%	18.61	61%	2.59	92%	11/15/1984	8.68	11/15/1984	80%	5.75	-6.78	11.18	17.21	1.98	8.41
Lipper Fund Ranking / Total Funds in Category					92 / 206		70 / 182		103 / 168		85 / 92				4 / 4
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	826.20	3/31/2008	1.46	-2.13	77%							5/18/2006	9.02	5/18/2006	59%	5.75	-7.76				5.62
Lipper Fund Ranking / Total Funds in Category					178 / 232										119 / 202
RiverSource Partners International Select Growth Fund (2)	671.60	3/31/2008	1.61	0.22	63%	15.13	49%	22.52	34%			9/28/2001	13.58	9/28/2001	40%	5.75	-5.54	12.88	21.07		12.55
Lipper Fund Ranking / Total Funds in Category					145 / 232		80 / 164		46 / 136						45 / 112
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	1,943.80	3/31/2008	1.38	-8.54	80%	12.26	49%	21.38	48%			9/28/2001	14.13	9/28/2001	42%	5.75	-13.80	10.06	19.95		13.10
Lipper Fund Ranking / Total Funds in Category					102 / 128		44 / 89		37 / 77						26 / 61
International Small/Mid Cap Core Funds
RiverSource Partners International Small Cap Fund (2)	105.00	3/31/2008	1.90	-7.19	54%	10.80	72%	21.29	74%			10/3/2002	19.39	10/3/2002	72%	5.75	-12.53	8.64	19.86		18.11
Lipper Fund Ranking / Total Funds in Category					31 / 57		36 / 49		36 / 48						30 / 41
Large Cap Core Funds
RiverSource Large Cap Equity Fund	4,755.10	3/31/2008	1.09	-8.46	76%	4.38	62%	8.68	77%			3/28/2002	2.84	3/28/2002	61%	5.75	-13.72	2.34	7.40		1.84
Lipper Fund Ranking / Total Funds in Category					622 / 828		425 / 685		437 / 567						315 / 523
RiverSource Disciplined Equity Fund	3,303.80	3/31/2008	1.05	-7.02	68%	5.47	41%					4/24/2003	9.59	4/24/2003	34%	5.75	-12.36	3.41			8.28
Lipper Fund Ranking / Total Funds in Category					556 / 828		276 / 685								193 / 573
Large Cap Growth Funds
RiverSource Growth Fund	2,637.50	3/31/2008	1.19	-9.72	98%	4.06	78%	7.32	85%	-1.04	94%	3/1/1972	11.18	3/2/1972	32%	5.75	-14.91	2.03	6.05	-1.62	11.00
Lipper Fund Ranking / Total Funds in Category					724 / 739		476 / 615		443 / 521		233 / 247				8 / 24
Large Cap Value Fund
RiverSource Equity Value Fund	1,002.20	3/31/2008	1.09	-4.39	20%	9.00	9%	16.04	6%	4.25	48%	3/20/1995	9.02	3/23/1995	56%	5.75	-9.89	6.87	14.67	3.64	8.53
Lipper Fund Ranking / Total Funds in Category					103 / 536		40 / 463		21 / 381		77 / 161				56 / 99
RiverSource Large Cap Value Fund	64.40	3/31/2008	1.28	-10.50	68%	3.95	70%	10.63	80%			6/27/2002	6.30	6/27/2002	70%	5.75	-15.64	1.92	9.33		5.21
Lipper Fund Ranking / Total Funds in Category					364 / 536		324 / 463		304 / 381						237 / 338
Long/Short Equity Funds
RiverSource 120/20 Contrarian Equity Fund	40.90	3/31/2008	2.21									10/18/2007				5.75
Lipper Fund Ranking / Total Funds in Category
RiverSource 130/30 U.S. Equity Fund	18.40	3/31/2008	2.40									10/18/2007				5.75
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	37.10	3/31/2008	1.67	-19.63	96%							5/18/2006	-7.58	5/18/2006	99%	5.75	-24.25				-10.47
Lipper Fund Ranking / Total Funds in Category					335 / 349										319 / 322
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	851.80	3/31/2008	1.08	-5.53	64%	3.99	84%	8.72	96%	4.03	65%	6/4/1957	^			5.75	-10.97	1.96	7.44	3.41	^
Lipper Fund Ranking / Total Funds in Category					389 / 607		422 / 503		396 / 414		115 / 178
RiverSource Partners Aggressive Growth Fund 2	550.80	3/31/2008	1.58	6.82	9%	10.11	25%					4/24/2003	15.51	4/24/2003	16%	5.75	0.68	7.96			14.13
Lipper Fund Ranking / Total Funds in Category					53 / 607		126 / 503								66 / 418

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of March 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception

Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,311.20	3/31/2008	1.23	-6.10	14%	9.75	7%	21.83	5%			2/14/2002	12.32	2/14/2002	11%	5.75	-11.50	7.61	20.40		11.24
Lipper Fund Ranking / Total Funds in Category					46 / 330		16 / 256		9 / 203						18 / 167
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	15.90	3/31/2008	2.03	-4.52	91%							5/18/2006	4.35	5/18/2006	71%	5.75	-10.01				1.09
Lipper Fund Ranking / Total Funds in Category					140 / 154										75 / 105
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund	28.10	3/31/2008	2.41	-5.54	87%							5/18/2006	4.33	5/18/2006	55%	5.75	-10.97				1.08
Lipper Fund Ranking / Total Funds in Category					191 / 221										77 / 141
RiverSource Retirement Plus 2020 Fund	30.70	3/31/2008	1.77	-6.09	93%							5/18/2006	4.26	5/18/2006	59%	5.75	-11.49				1.00
Lipper Fund Ranking / Total Funds in Category					205 / 221										83 / 141
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund	33.50	3/31/2008	2.14	-6.83	85%							5/18/2006	3.71	5/18/2006	68%	5.75	-12.18				0.48
Lipper Fund Ranking / Total Funds in Category					167 / 196										82 / 121
RiverSource Retirement Plus 2030 Fund	30.90	3/31/2008	2.12	-6.70	83%							5/18/2006	4.04	5/18/2006	53%	5.75	-12.07				0.79
Lipper Fund Ranking / Total Funds in Category					163 / 196										64 / 121
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund	20.40	3/31/2008	3.69	-6.65	74%							5/18/2006	3.64	5/18/2006	59%	5.75	-12.02				0.40
Lipper Fund Ranking / Total Funds in Category					203 / 276										86 / 146
RiverSource Retirement Plus 2040 Fund	12.60	3/31/2008	2.25	-6.71	75%							5/18/2006	3.95	5/18/2006	49%	5.75	-12.08				0.70
Lipper Fund Ranking / Total Funds in Category					205 / 276										72 / 146
RiverSource Retirement Plus 2045 Fund	10.10	3/31/2008	5.57	-6.65	73%							5/18/2006	3.82	5/18/2006	52%	5.75	-12.02				0.58
Lipper Fund Ranking / Total Funds in Category					202 / 276										75 / 146
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	172.30	3/31/2008	1.06	2.68	18%	4.98	33%					3/4/2004	4.40	3/4/2004	31%	4.75	-2.20	3.29			3.16
Lipper Fund Ranking / Total Funds in Category					75 / 431		86 / 266								67 / 218
RiverSource Portfolio Builder Moderate Conservative Fund	364.90	3/31/2008	1.10	1.46	38%	5.82	12%					3/4/2004	5.37	3/4/2004	10%	4.75	-3.36	4.11			4.12
Lipper Fund Ranking / Total Funds in Category					164 / 431		31 / 266								21 / 218
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,108.90	3/31/2008	1.23	-0.98	34%	7.07	25%					3/4/2004	6.64	3/4/2004	22%	5.75	-6.68	4.98			5.10
Lipper Fund Ranking / Total Funds in Category					226 / 667		135 / 539								106 / 486
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	875.20	3/31/2008	1.07	-5.32	87%	4.59	70%	8.68	47%	0.59	95%	4/16/1940	^			5.75	-10.76	2.54	7.40	0.00	^
Lipper Fund Ranking / Total Funds in Category					394 / 457		231 / 331		110 / 235		128 / 135
RiverSource Portfolio Builder Moderate Fund	998.30	3/31/2008	1.16	0.12	28%	6.58	20%					3/4/2004	6.25	3/4/2004	17%	5.75	-5.64	4.50			4.71
Lipper Fund Ranking / Total Funds in Category					125 / 457		64 / 331								48 / 288
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	166.50	3/31/2008	1.44									5/17/2007				5.75
Lipper Fund Ranking / Total Funds in Category
RiverSource Partners Fundamental Value Fund (2)	890.70	3/31/2008	1.18	-4.98	46%	5.77	55%	12.27	43%			6/18/2001	4.66	6/18/2001	32%	5.75	-10.44	3.70	10.95		3.75
Lipper Fund Ranking / Total Funds in Category					395 / 869		363 / 663		215 / 504						119 / 377
RiverSource Portfolio Builder Aggressive Fund	532.80	3/31/2008	1.29	-2.99	28%	7.43	26%					3/4/2004	6.89	3/4/2004	24%	5.75	-8.57	5.33			5.35
Lipper Fund Ranking / Total Funds in Category					235 / 869		169 / 663								137 / 581
RiverSource Portfolio Builder Total Equity Fund	473.30	3/31/2008	1.34	-4.88	45%	7.79	22%					3/4/2004	7.20	3/4/2004	19%	5.75	-10.35	5.68			5.66
Lipper Fund Ranking / Total Funds in Category					389 / 869		142 / 663								106 / 581
Multi Cap Value Funds
RiverSource Partners Select Value Fund (2)	405.10	3/31/2008	1.39	-9.60	40%	5.00	48%	12.20	53%			3/8/2002	7.35	3/8/2002	13%	5.75	-14.79	2.94	10.88		6.31
Lipper Fund Ranking / Total Funds in Category					173 / 441		157 / 332		140 / 267						28 / 222
Real Estate Funds
RiverSource Real Estate Fund	181.90	3/31/2008	1.51	-17.29	33%	12.28	32%					3/4/2004	13.00	3/4/2004	23%	5.75	-22.04	10.08			11.37
Lipper Fund Ranking / Total Funds in Category					106 / 321		73 / 232								46 / 201
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund 3	202.30	3/31/2008	0.68	-5.43		5.26		10.64				10/25/1999	1.27	10/28/1999		—	-5.43	5.26	10.64		1.27
Science & Technology Fund
RiverSource Global Technology Fund	137.00	3/31/2008	1.60	-5.95	63%	9.20	29%	16.38	14%	2.64	54%	11/13/1996	4.73	11/14/1996	65%	5.75	-11.36	7.07	15.01	2.04	4.18
Lipper Fund Ranking / Total Funds in Category					169 / 270		70 / 241		30 / 221		30 / 55				27 / 41

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of March 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception

Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	210.60	3/31/2008	1.58	-12.58	40%	3.45	58%	14.33	47%			3/8/2002	5.52	3/8/2002	70%	5.75	-17.60	1.43	12.99		4.50
Lipper Fund Ranking / Total Funds in Category					314 / 795		361 / 626		227 / 485						296 / 423
RiverSource Partners Small Cap Value Fund (2)	532.00	3/31/2008	1.59	-15.19	61%	3.50	57%	14.15	53%			6/18/2001	8.31	6/18/2001	33%	5.75	-20.07	1.47	12.81		7.37
Lipper Fund Ranking / Total Funds in Category					485 / 795		357 / 626		253 / 485						117 / 363
RiverSource Small Cap Advantage Fund	292.40	3/31/2008	1.32	-17.26	75%	0.83	87%	12.59	76%			5/4/1999	5.22	5/6/1999	88%	5.75	-22.02	-1.14	11.26		4.52
Lipper Fund Ranking / Total Funds in Category					592 / 795		540 / 626		368 / 485						213 / 243
RiverSource Small Company Index Fund	661.10	3/31/2008	0.93	-11.13	32%	4.56	42%	14.74	40%	6.10	52%	8/19/1996	8.91	8/22/1996	59%	5.75	-16.24	2.51	13.38	5.48	8.36
Lipper Fund Ranking / Total Funds in Category					254 / 795		258 / 626		191 / 485		95 / 183				60 / 101
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	170.10	3/31/2008	1.76	-6.82	29%	6.53	28%	12.59	54%			1/24/2001	-0.06	1/24/2001	67%	5.75	-12.17	4.45	11.26		-0.88
Lipper Fund Ranking / Total Funds in Category					172 / 598		130 / 475		212 / 393						206 / 309
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	36.80	3/31/2008	1.73	-18.27	77%							2/16/2006	-6.23	2/16/2006	86%	5.75	-22.97				-8.81
Lipper Fund Ranking / Total Funds in Category					236 / 306										227 / 264

^        Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

(1)     Since inception returns and rankings for periods less than one year in length are cumulative.

(2)     Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3)     RiverSource S&P 500 Index Fund data is for D shares.

Ameriprise Financial, Inc.

Fixed Income Fund Performance & Lipper Ranking

As of March 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Total									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception

Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	141.50	3/31/2008	1.33	2.55	50%							2/16/2006	6.31	2/16/2006	40%	4.75	-2.32				3.90
Lipper Fund Ranking / Total Funds in Category					33 / 66										22 / 55
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	552.30	3/31/2008	1.36	1.28	41%							6/15/2006	4.59	6/15/2006	28%	3	-1.76				2.83
Lipper Fund Ranking / Total Funds in Category					27 / 65										13 / 46
Global Income Funds
RiverSource Global Bond Fund	763.80	3/31/2008	1.37	10.74	62%	5.12	59%	6.54	54%	5.39	48%	3/20/1989	7.57	3/23/1989	38%	4.75	5.48	3.43	5.51	4.88	7.30
Lipper Fund Ranking / Total Funds in Category					68 / 109		53 / 90		45 / 83		26 / 54				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	1,379.10	3/31/2008	1.08	-5.24	77%	4.52	34%	8.52	25%	3.07	62%	12/8/1983	7.79	12/8/1983	46%	4.75	-9.74	2.84	7.47	2.57	7.58
Lipper Fund Ranking / Total Funds in Category					349 / 453		127 / 381		80 / 332		99 / 160				10 / 21
RiverSource Income Opportunities Fund	275.70	3/31/2008	1.14	-2.94	29%	4.29	43%					6/19/2003	6.04	6/19/2003	49%	4.75	-7.55	2.61			4.96
Lipper Fund Ranking / Total Funds in Category					130 / 453		163 / 381								165 / 341
Intermediate Investment Grade Debt Funds
RiverSource Diversified Bond Fund	3,505.70	3/31/2008	0.97	2.85	73%	4.05	53%	3.78	52%	4.37	82%	10/3/1974	8.96	10/3/1974	25%	4.75	-2.03	2.38	2.77	3.87	8.80
Lipper Fund Ranking / Total Funds in Category					400 / 552		247 / 467		206 / 396		157 / 192				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund	494.30	3/31/2008	1.07	-6.97	59%							2/16/2006	0.45	2/16/2006	43%	3	-9.76				-0.98
Lipper Fund Ranking / Total Funds in Category					41 / 69										24 / 56
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	313.80	3/31/2008	1.06	-0.35	60%							2/16/2006	4.73	2/16/2006	22%	4.75	-5.09				2.35
Lipper Fund Ranking / Total Funds in Category					258 / 431										79 / 360
RiverSource Income Builder Moderate Income Fund	613.30	3/31/2008	1.09	-2.28	82%							2/16/2006	4.42	2/16/2006	33%	4.75	-6.92				2.05
Lipper Fund Ranking / Total Funds in Category					353 / 431										116 / 360
RiverSource Income Builder Enhanced Income Fund	318.20	3/31/2008	1.18	-3.60	88%							2/16/2006	4.20	2/16/2006	40%	4.75	-8.18				1.84
Lipper Fund Ranking / Total Funds in Category					377 / 431										141 / 360
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	173.40	3/31/2008	1.27									5/17/2007				4.75
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	173.80	3/31/2008	1.11	2.87	71%	3.45	68%					6/19/2003	2.66	6/19/2003	54%	3	-0.22	2.41			2.01
Lipper Fund Ranking / Total Funds in Category					106 / 149		97 / 142								67 / 124
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	824.20	3/31/2008	1.03	4.20	83%	3.70	82%	2.40	76%	3.76	87%	8/19/1985	6.17	8/31/1985	17%	3	1.08	2.65	1.78	3.44	6.03
Lipper Fund Ranking / Total Funds in Category					72 / 86		67 / 81		57 / 74		44 / 50				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	769.80	3/31/2008	0.98	13.96	49%	6.13	43%					3/4/2004	5.36	3/4/2004	48%	3	10.54	5.06			4.57
Lipper Fund Ranking / Total Funds in Category					63 / 128		39 / 90								29 / 60
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	395.60	3/31/2008	1.17	3.77	56%	4.02	47%	3.55	45%			2/14/2002	4.22	2/14/2002	44%	4.75	-1.16	2.34	2.55		3.40
Lipper Fund Ranking / Total Funds in Category					47 / 84		37 / 78		31 / 69						29 / 66
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	178.10	3/31/2008	0.88	-1.05	49%	2.65	48%	3.21	50%	3.97	50%	8/18/1986	5.55	8/31/1986	80%	4.75	-5.75	0.99	2.21	3.47	5.31
Lipper Fund Ranking / Total Funds in Category					58 / 118		51 / 107		51 / 102		37 / 73				16 / 19
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,675.40	3/31/2008	1.13	-0.68	61%	2.52	50%	2.94	59%	3.82	54%	5/7/1979	6.57	5/31/1979	41%	4.75	-5.40	0.87	1.94	3.32	6.39
Lipper Fund Ranking / Total Funds in Category					142 / 234		107 / 217		125 / 211		79 / 147				9 / 21
RiverSource Tax-Exempt Bond Fund	686.50	3/31/2008	0.94	-0.25	51%	2.61	46%	2.86	62%	3.87	50%	11/24/1976	5.80	11/30/1976	75%	4.75	-4.98	0.96	1.86	3.36	5.64
Lipper Fund Ranking / Total Funds in Category					118 / 234		100 / 217		131 / 211		74 / 147				6 / 7
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	74.80	3/31/2008	0.95	1.23	86%	2.60	79%	2.59	74%	3.72	80%	11/13/1996	3.89	11/14/1996	86%	3	-1.80	1.57	1.97	3.40	3.61
Lipper Fund Ranking / Total Funds in Category					136 / 158		112 / 141		89 / 120		61 / 76				60 / 69
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	300.70	3/31/2008	1.06	0.63	44%	2.75	52%	3.05	52%	3.96	45%	8/18/1986	5.66	8/31/1986	67%	4.75	-4.15	1.09	2.06	3.46	5.42
Lipper Fund Ranking / Total Funds in Category					21 / 47		21 / 40		21 / 40		15 / 33				4 / 5
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	57.40	3/31/2008	1.18	0.32	55%	2.66	53%	2.96	59%	3.93	52%	8/18/1986	5.44	8/31/1986	89%	4.75	-4.45	1.01	1.96	3.42	5.21
Lipper Fund Ranking / Total Funds in Category					55 / 99		50 / 94		55 / 93		36 / 69				15 / 16

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of March 31, 2008

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the  Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.

RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.  Please see page 15 to find total RiverSource Fund assets as of the quarter end.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

Ameriprise Financial, Inc.

Important Disclosures - continued

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds,  generally have more volatile prices and carry more risk to principle and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk.

Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2008

Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Pretax Income and Adjusted Earnings

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2007	2008
Adjusted Pretax Income (1)
Pretax income	$216	$245	$217	$338	$195	$216	$195
Separation costs	85	63	60	28	—	85	—
Adjusted pretax income	$301	$308	$277	$366	$195	$301	$195

Adjusted Earnings (1)
Net income	$165	$196	$198	$255	$191	$165	$191
Separation costs, after-tax (2)	55	41	39	19	—	55	—
Adjusted earnings	$220	$237	$237	$274	$191	$220	$191

(1)     See non-GAAP Financial Information.

(2)         In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)		ROE (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:
March 31, 2007
	Return	$651	$246	$897
	Equity	$7,597	$(215)	$7,382
	Return on Equity	8.6%		12.2%

June 30, 2007
	Return	$706	$233	$939
	Equity	$7,649	$(158)	$7,491
	Return on Equity	9.2%		12.5%

September 30, 2007
	Return	$730	$215	$945
	Equity	$7,753	$(102)	$7,651
	Return on Equity	9.4%		12.4%

December 31, 2007
	Return	$814	$154	$968
	Equity	$7,765	$(58)	$7,707
	Return on Equity	10.5%		12.6%

March 31, 2008
	Return	$840	$99	$939
	Equity	$7,696	$(29)	$7,667
	Return on Equity	10.9%		12.2%

(1)         Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

(2)         Adjusted return on equity is calculated using adjusted earnings (excluding non-recurring separation costs) in the numerator, and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

First Quarter 2008

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

First Quarter 2008

	Asset Management	Annuities		Protection		Corporate	Consolidated
		Investment	Mean	Investment	Mean	Investment
(in millions, unaudited)	EITF 04-5 (1)	Losses (2)	Reversion (3)	Losses (2)	Reversion (3)	Losses (2)	Tax Impact (4)	Consolidated
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income		(20)	—	(3)	—	(1)		(24)
Premiums	—	—	—	—	—	—	—	—
Other revenues	(3)	—	—	—	—	—	—	(3)
Total revenues	(4)	(20)	—	(3)	—	(1)	—	(28)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(4)	(20)	—	(3)	—	(1)	—	(28)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	—	—	—	—	3
Amortization of deferred acquisition costs	—	—	22	—	2	—	—	24
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	(4)	—	—	—	—	—	—	(4)
Total expenses	(4)	—	25	—	2	—	—	23
Pretax income	$—	$(20)	$(25)	$(3)	$(2)	$(1)	$—	$(51)

Tax Benefit							$38	$38

(1)       In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(2)       Pretax realized net investment gains and (losses)

(3)       Mean reversion of DAC

(4)       Exceptional tax adjustments

        VA rider hedge impact can be found on page 18 of the Statistical Supplement

        Supplemental market impact disclosures can be found on page 10 of the press release dated 04/22/2008

Ameriprise Financial, Inc.

Disclosed Items

Fourth Quarter 2007

	A&WM	Asset Management		Annuities			Protection				Corporate
	Increased		EITF		Mean	Investment	Investment	Increased	Mean		Increased
(in millions, unaudited)	Reserves (1)	Wachovia (2)	04-5 (3)	VIE (4)	Reversion (5)	Gains (6)	Gains (6)	Reserves (1)	Reversion (5)	VIE (4)	Reserves (1)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—		—	—	—	—	—	—	—	—	—
Net investment income	—	—	1	—	—	15	3	—	—	—	—	19
Premiums	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	25	(30)	49	—	—	—	—	—	19	—	63
Total revenues	—	25	(30)	49	—	15	3	—	—	19	—	81
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	—	25	(30)	49	—	15	3	—	—	19	—	81

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	7	—	—	—	1	—	—	8
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	21	—	(30)	—	—	—	—	5	—	—	14	10
Total expenses	21	—	(30)	—	7	—	—	5	1	—	14	18
Pretax income	$(21)	$25	$—	$49	$(7)	$15	$3	$(5)	$(1)	$19	$(14)	$63

(1)         Increased reserves related to legal and regulatory and other contingencies

(2)         Additional proceeds from the 2006 sale of our defined contribution recordkeeping business

(3)         In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(4)         Additional gains associated with the deconsolidation of a variable interest entity

(5)         Mean reversion of DAC

(6)         Pretax realized net investment gains and (losses)

Ameriprise Financial, Inc.

Disclosed  Items

First Quarter 2007

	Asset Management		Annuities	Protection
	Investment		Investment	Investment
(in millions, unaudited)	Gains (1)	EITF 04-5 (2)	Gains (1)	Gains (1)	Consolidated
Revenues
Management and financial advice fees	$—	$(2)	$—	$—	$(2)
Distribution fees	—	—	—	—	—
Net investment income	2	2	6	1	11
Premiums	—	—	—	—	—
Other revenues	—	12	—	—	12
Total revenues	2	12	6	1	21
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	2	12	6	1	21

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	12	—	—	12
Total expenses	—	12	—	—	—
Pretax income	$2	$—	$6	$1	$9

(1)      Pretax realized net investment gains and (losses)

(2)         In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

Exhibit D

Statistical Supplement Package

(unaudited)

First Quarter 2008

Prior Statistical Supplement Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in millions unless otherwise noted, unaudited)	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007

Owned, Managed, and Administered Assets (1) (in billions)

Balances - as previously reported
Owned	$40.4	$43.0	$44.0	$43.5
Managed
External clients	305.3	310.5	315.4	307.0
Owned	58.1	58.2	59.0	58.7
Total managed	363.4	368.7	374.4	365.7
Administered	70.3	72.5	73.5	71.0
Total OMA assets	$474.1	$484.2	$491.9	$480.2

Balances - current presentation
Owned	$35.8	$38.5	$39.6	$39.6
Managed
External clients	305.3	310.5	315.4	307.0
Owned	62.7	62.7	63.4	62.6
Total managed	368.0	373.2	378.8	369.6
Administered	70.3	72.5	73.5	71.0
Total OMA assets	$474.1	$484.2	$491.9	$480.2

Total Managed Assets Reconciliations (1)
Balances - as previously reported
Managed assets - external clients	$235,794	$234,688	$236,972	$227,974
Managed assets - owned	58,111	58,249	59,029	58,672
Total managed assets	$293,905	$292,937	$296,001	$286,646

Balances - current presentation
Managed assets - external clients	$231,242	$230,220	$232,634	$224,070
Managed assets - owned	62,663	62,717	63,367	62,576
Total managed assets	$293,905	$292,937	$296,001	$286,646

(1)         A change due to classifying certain Threadneedle managed separate account assets as Managed - Owned as shown on pages 4, 7 and 13.